SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [XXX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
240.14a-12


MANAGED HIGH INCOME PORTFOLIO INC.
(Name of Registrant as Specified In Its Charter)


ROBERT M. NELSON

(Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[XXX]  No Fee Required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
       and 0-11:1.

1) Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed
	pursuant to Exchange Act Rule 0-11:

4)Proposed maximum aggregate value of transaction:

Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-

11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

                       MANAGED HIGH INCOME PORTFOLIO INC.
                              388 Greenwich Street
                            New York, New York 10013

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 15, 1999

                               ------------------

To the Stockholders of
  Managed High Income Portfolio Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders of Managed High Income Portfolio Inc. (the "Fund") will be held at the offices of the Fund, 388 Greenwich Street, 22nd Floor, New York, New York at 3:00 p.m. on June 15, 1999 for the following purposes:

      1. To elect two (2) Directors of the Fund (Proposal 1).

      2. To ratify the selection of KPMG LLP as the independent auditors of the Fund for the fiscal year ending February 29, 2000 (Proposal 2).

      3. To consider and vote upon such other matters as may come before said meeting or any adjournments thereof.

      The close of business on April 19, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                                        By Order of the Board of Directors,


                                        Christina T. Sydor
May 10, 1999                            Secretary

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                              Valid Signature
------------                              ---------------

Corporate Accounts

(1) ABC Corp. ..........................  ABC Corp.
(2) ABC Corp. ..........................  John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer ...........  John Doe
(4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

Trust Accounts

(1) ABC Trust ..........................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d 12/28/78 ....................  Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA .....  John B. Smith
(2) Estate of John B. Smith ............  John B. Smith, Jr., Executor

                       MANAGED HIGH INCOME PORTFOLIO INC.
                              388 Greenwich Street
                            New York, New York 10013

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 15, 1999

                               ------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Managed High Income Portfolio Inc. (the "Fund") for use at the Annual Meeting of Stockholders of the Fund to be held on June 15, 1999, at the offices of the Fund, 388 Greenwich Street, 22nd Floor, New York, New York at 3:00 p.m. (New York Time) and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Stockholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers of the Fund and officers and regular employees of: Smith Barney Inc. ("Smith Barney"), which makes a market in the Fund's shares ("Shares"); SSBCFund Management Inc., formerly known as Mutual Management Corp. ("SSBC") the Fund's investment adviser and administrator; and First Data Investor Services Group, Inc. (the "Transfer Agent"), the Fund's transfer agent. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Shares. The Annual Report of the Fund, including audited financial statements for the fiscal year ended February 28, 1999, has previously been furnished to all stockholders of the Fund. This Proxy Statement is first being mailed to stockholders on or about May 10, 1999. Additional copies of the Annual Report are available without charge to any stockholder upon request by calling 1-800-331-1710.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the Shares of common stock of the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of the Proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A stockholder vote may be taken on one of the Proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The close of business on April 19, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      The Fund has one class of common stock, par value of $0.001 per Share.
On April 19, 1999, there were 44,236,106.80 Shares outstanding. Each stockholder is entitled to one vote for each full Share and a proportionate fraction of a vote for each fractional Share held.

      As of April 19, 1999, Cede & Co., a nominee partnership of Depository Trust Company, held 43,367,575 or 98.04% of the Shares outstanding.

      As of the close of business on April 19, 1999, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) to the knowledge of the Board of Directors owned beneficially more than 5% of the outstanding shares of the Fund. As of the record date, the Fund's officers and Directors owned beneficially less than 1% of the outstanding Shares.

      Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the stockholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy by the stockholders of the Fund voting on the matter.

PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's Board is divided into three classes with the term of office expiring each year. It is proposed that stockholders of the Fund elect two (2) Class I Directors of the Fund, each to serve for a three-year term and until his respective successor is duly elected and qualified. The Class I Directors' terms shall expire in 2002.

      Each of the nominees currently serves as a Director of the Fund and has indicated that he will continue to serve if elected. However, if either nominee should be unable to serve, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Set forth below are the names of the two nominees for re-election to the Fund's Board of Directors, together with certain other information:

                                                                    Number (and
                                                                  Percentage) of
                                                                      Shares
Name, Age, Principal Occupation and                                Beneficially
Other Business Experience for the         Director                 Owned* as of
Past Five Years                             Since     Class       April 19, 1999
-----------------------------------       --------    -----       --------------
Dr. Paul M. Hardin, age 67 ..............   1993        I              2,200(a)
   Chancellor Emeritus and
   Professor of Law at the
   University of North Carolina at
   Chapel Hill and a Director of
   The Summit Bancorporation.
   Director of fourteen investment
   companies managed by affiliates of
   Salomon Smith Barney. Formerly,
   Chancellor of the University of
   North Carolina at Chapel Hill.

George M. Pavia, age 71 .................   1993        I                0
   Senior Partner, Pavia &
   Harcourt, Attorneys. Director of
   two investment companies
   managed by affiliates of
   Salomon Smith Barney.

----------

(a)   Includes shares owned by Director's family.
* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Exchange Act. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.


      The remainder of the Board is composed of the Class II and Class III Directors (as indicated by the numbers II or III), none of whom will stand for election at the Meeting, as their terms will expire in 2000 and 2001, respectively.

                                                                    Number (and
                                                                  Percentage) of
                                                                      Shares
Name, Age, Principal Occupation and                                Beneficially
Other Business Experience for the         Director                 Owned* as of
Past Five Years                             Since     Class       April 19, 1999
-----------------------------------       --------    -----       --------------
Paolo M. Cucchi, age 57 .................  1993         II              200(a)
   Dean of College of Liberal Arts
   at Drew University. Director of
   two investment companies
   managed by affiliates of Salomon Smith
   Barney.

Andrea Farace, age 43 ...................  1993         II          14,219.1475
   Formerly Chairman & Chief Executive
   Officer of Foamex International
   Inc. and Vice Chairman and
   Chairman of the Executive
   Committee of Trace International
   Holdings, Inc. Prior to May
   1997, President and Director of
   Trace International Holdings,
   Inc.; prior to December 1994,
   Executive Vice President and
   Managing Director of Trace
   International Holdings, Inc.

Alessandro di Montezemolo, age 80 .......  1993        III               0
   Retired; Director of two
   investment companies
   managed by affiliates of
   with Salomon Smith Barney and a
   Director of Offit Bank; formerly
   Chairman of the Board of Marsh &
   MacLennan.

**Heath B. McLendon, age 65 .............  1993        III              912
   Managing Director of Salomon
   Smith Barney; Chairman or
   Co-Chairman of sixty-four
   investment companies managed by affiliates of Citigroup Inc.("Citigroup"); President and Director of SSBC and
   Travelers Investment Advisers,
   Inc. ("TIA"): formerly Chairman
   of the Board of Smith Barney
   Strategy Advisers Inc.

--------
(a)   Includes Shares owned by Director's family.

* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Exchange Act. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

** Interested person of the Fund as defined in the Investment Company Act of 1940, as amended, (the "1940 Act").

      Section 16(a) of the Exchange Act requires officers and directors of the Fund, and persons who own beneficially more than 10% of the Shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, and the Fund. Based solely upon the review of such reports received by the Fund and written representations of certain persons for whom reports were filed, the Fund believes that during its fiscal year ended February 28, 1999, all filing requirements with respect to Section 16(a) of the Exchange Act were satisfied.

      The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each officer will hold the office opposite his name until a successor is voted upon by the Board of Directors.

                        Position             Principal Occupations and Other
                        (Year First               Affiliations for the
Name                    Elected)                     Past Five Years
----                    -----------          -------------------------------

Heath B. McLendon,      Chief Executive         (See table of directors)
  age 64 .............. Officer (1993).
                        Chairman of the
                        Board (1993) and
                        President (1997)

John C. Bianchi,        Vice President       Managing Director of Salomon
  age 43 .............. and Investment          Smith Barney.
                        Officer (1993)

Lewis E. Daidone,       Senior Vice          Managing Director of Salomon Smith
  age 41 .............. President and           Barney; Chief Financial Officer
                        Treasurer (1994)        of each of the Smith Barney
                                                Mutual Funds; Director and
                                                Senior Vice President of SSBCand
                                                TIA.

Christina T. Sydor,     Secretary (1994)     Managing Director of Salomon Smith
  age 48 ..............                         Barney; General Counsel and
                                                Secretary of SSBC and TIA.

      The principal business address of each of the principal officers of the Fund is 388 Greenwich Street, New York, New York 10013.

      No officer, director, or employee of the Fund's investment adviser or administrator receives any compensation from the Fund for serving as an officer or director of the Fund.The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser or administrator, a fee of $5,000 per year plus $500 per regular in-person meeting attended and $100 per telephone meeting attended. The Fund pays its Directors' Emeritus a fee of $2,500
per year plus $250 per regular in-person meeting attended and $50 per telephone meeting attended. The Fund also reimburses each Director for actual out-of-pocket expenses relating to attendance at meetings. The aggregate compensation paid by the Fund to such Directors (including reimbursement for travel and out-of-pocket expenses) during the fiscal year ended February 28, 1999 amounted to $38,215.

    The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year.

                               COMPENSATION TABLE

                                   Pension or
                                   Retirement                   Number of Funds
                                    Benefits       Total      for Which Director
                     Aggregate     Accrued as   Compensation  Serves as a Board
    Name of         Compensation  Part of Fund   from Fund       Member within
   Director          from Fund+     Expenses      Complex        Fund Complex
   --------         -----------   ------------  ------------  ------------------
Paolo M. Cucchi        $7,100          $0         $17,700              2

Alessandro di
  Montezemolo           7,200           0          17,900              2

Andrea Farace           6,600           0           7,350              1

Dr. Paul M. Hardin      7,600           0          71,400             14

Heath B. McLendon*          0           0               0             64

George M. Pavia         7,200           0          17,900              2

--------
* Designates a director who is an interested person of the Fund as defined in the 1940 Act.

+ Upon attainment of age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, aggregate compensation paid by the Fund to Directors Emeritus totaled $3,550.

      During the fiscal year ended February 28, 1999, the Directors met seven times; in addition two Audit Committee meetings were held. The Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"). The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. In the last fiscal year Mr. Farace attended less than 75% of the meetings of the Board and Audit Committee.

Required Vote

      Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "INDEPENDENT" DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

      The second proposal to be considered at the Meeting is the ratification of the selection of KPMG LLP ("KPMG") as the independent public auditors for the Fund for its fiscal year ending February 29, 2000.

      On February 10, 1999, based upon the recommendation of the Audit Committee, the Board of Directors, including a majority of the Independent Directors, selected KPMG as the Fund's independent auditors for and during the fiscal year ending February 29, 2000 subject to ratification by the Fund's stockholders at the Meeting. KPMG also serves as independent auditor for SSBC, other investment companies associated with Smith Barney and for SSBC's ultimate parent corporation, Citigroup. KPMG has no direct or material indirect financial interest in the Fund, SSBC, Citigroup or any other investment company sponsored by Salomon Smith Barney or its affiliates.

      If the Fund receives a written request from any Fund stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of KPMG concerning the Fund's financial statements, a representative of KPMG will be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Required Vote

      Ratification of the selection of KPMG as independent auditors requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "INDEPENDENT" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                          REQUEST FOR SPECIAL MEETINGS

      Stockholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of stockholders for the purpose of voting on the removal of any Director. Meetings of stockholders for any other purpose shall be called by the Chairman of the Board, or the President or Secretary of the Fund when requested in writing by stockholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      Proposals that stockholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Stockholders must be sent to and received by the Fund no later than January 11, 2000. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the Annual Meeting of Stockholders for 2000 will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by March 26, 2000, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                          By Order of the Board of Directors,


                                          Christina T. Sydor
May 10, 1999                              Secretary

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
MANAGED HIGH INCOME PORTFOLIO INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Managed High Portfolio Inc., a Maryland corporation (the "Portfolio"), hereby appoints Heath B. McLendon, Christina T. Sydor and Robert M. Nelson attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio, 388 Greenwich Street, New York, New York on June 15, 1999 at 3:00 p.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

SEE REVERSE SIDE

[ X ]  Please vote as in this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. The Board of directors recommends that the shareholders vote "FOR" ratification of the selection of KPMG LLP as independent auditors for the Portfolio.
If no direction is made, this proxy will be voted FOR election of nominees as directors and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1.  ELECTION OF DIRECTORS
    Nominees:  Dr. Paul Hardin, George M. Pavia

      FOR                WITHHELD
     [   ]                [   ]

     [   ]
     For all nominees except as noted above

2.  To ratify the selection of KPMG LLP as
    independent auditors of the Portfolio for the fiscal year ended February 29, 2000.

    FOR     AGAINST     ABSTAIN
   [   ]     [   ]       [   ]


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [   ]

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, either may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:______________Date:  Signature:________________Date: